As filed via EDGAR with the Securities and Exchange Commission on
                               September 15, 1997
                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           | |

                         Pre-Effective Amendment No.                         |_|


                       Post-Effective Amendment No. 44                       |X|


                                       and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |


                       Post-Effective Amendment No. 83                       |X|
                       -------------------------------
                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)


                                 101 Park Avenue
                            New York, New York 10178
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (212) 492-1600



George Martinez, Esq.      Peter Eldridge, Esq.       Gary S. Schpero, Esq.
BISYS Fund Services, Inc.  Chase Manhattan Bank       Simpson Thacher & Bartlett
3435 Stelzer Road          270 Park Avenue            425 Lexington Avenue
Columbus, Ohio  43219      New York, New York 10017   New York, New York 10017
--------------------------------------------------------------------------------


(Name and Address of Agent for Service)


It is proposed that this filing will become effective:


     | | immediately upon filing pursuant to    | | on (         ) pursuant to
         paragraph (b)                              paragraph (b)
     | | 60 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(1)                           paragraph (a)(1)
     |X| 75 days after filing pursuant to       |_| on (         ) pursuant to
         paragraph (a)(2)                           paragraph (a)(2) rule 485.


If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------


The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice was filed on November 27, 1996.

                               MUTUAL FUND GROUP
                      Registration Statement on Form N-1A

                              CROSS-REFERENCE SHEET
            Pursuant to Rule 495(a) Under the Securities Act of 1933


                      VISTA(SM) U.S. TREASURY INCOME FUND
                            VISTA(SM) BALANCED FUND
                          VISTA(SM) EQUITY INCOME FUND
                        VISTA(SM) GROWTH AND INCOME FUND
                         VISTA(SM) CAPITAL GROWTH FUND
                        VISTA(SM) LARGE CAP EQUITY FUND
                              VISTA(SM) BOND FUND
                         VISTA(SM) SHORT-TERM BOND FUND
                      VISTA(SM) INTERNATIONAL EQUITY FUND
                        VISTA(SM) SMALL CAP EQUITY FUND
                   VISTA(SM) U.S. GOVERNMENT SECURITIES FUND
                         VISTA(SM) AMERICAN VALUE FUND
                        VISTA(SM) SOUTHEAST ASIAN FUND
                             VISTA(SM) JAPAN FUND
                            VISTA(SM) EUROPEAN FUND
                     VISTA(SM) SMALL CAP OPPORTUNITIES FUND
                    VISTA(SM) SELECT GROWTH AND INCOME FUND
                      VISTA(SM) LATIN AMERICAN EQUITY FUND

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------
                    Captions apply to all Prospectuses except where
                    indicated in parenthesis. Parenthesis indicate
                    captions for Institutional Shares Prospectuses

     1              Front Cover Page                                            *

     2(a)           Expense Summary                                             *

      (b)           Not Applicable                                              *

     3(a)           Financial Highlights                                        *

      (b)           Not Applicable                                              *

      (c)           Performance Information                                     *


     4(a)(b)        Other Information                                           *
                    Concerning the Fund;
                    Fund Objective; Investment
                    Policies

      (c)           Fund Objective; Investment                                  *
                    Policies

      (d)           Not Applicable                                              *

     5(a)           Management                                                  *

      (b)           Management                                                  *

      (c)(d)        Management; Other Information Concerning the Fund           *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Other Information Concerning                                *
                    the Fund; Back Cover Page

      (f)           Other Information Concerning                                *
                    the Fund

      (g)           Not Applicable                                              *

     5A             Not Applicable                                              *

     6(a)           Other Information Concerning                                *
                    the Fund

      (b)           Not Applicable                                              *

      (c)           Not Applicable                                              *

      (d)           Not Applicable                                              *

      (e)(f)        About Your Investment; How to Buy, Sell                     *
                    and Exchange Shares (How to Purchase, Redeem
                    and Exchange Shares); How Distributions Are
                    Made; Tax Information; Other Information
                    Concerning the Fund; Make the Most of Your
                    Vista Privileges.

      (f)           How Distributions are Made;                                 *
                    Tax Information

      (g)           How Distributions are Made;                            Tax Matters
                    Tax Information

      (h)           About Your Investment; How to Buy,                          *
                    Sell and Exchange Shares (How to
                    Purchase, Redeem and Exchange Shares);
                    Other Information Concerning the Fund

     7(a)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (b)           How the Fund Values its Shares;                             *
                    How to Buy, Sell and Exchange
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (c)           Not Applicable                                              *

      (d)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem and
                    Exchange Shares)


Item Number
 Form N-1A,                                                           Statement of Additional
   Part A           Prospectus Caption                                  Information Caption
-----------         ------------------                                -----------------------

      (e)           Management; Other Information                               *
                    Concerning the Fund

      (f)           Other Information Concerning the                            *
                    Fund

     8(a)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (b)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (c)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

      (d)           How to Buy, Sell and Exchange                               *
                    Shares (How to Purchase, Redeem
                    and Exchange Shares)

     9              Not Applicable                                              *

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

    10                    *                                           Front Cover Page

    11                    *                                           Front Cover Page

    12                    *                                           Not Applicable

    13(a)(b)        Fund Objective; Investment                        Investment Policies
                    Policies                                          and Restrictions

    14(c)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios

      (b)                 *                                           Not Applicable

      (c)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios

    15(a)                 *                                           Not Applicable

      (b)                 *                                           General Information

      (c)                 *                                           General Information

    16(a)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (b)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (c)           Other Information Concerning                      Management of the Trust and
                    the Fund                                          Funds or Portfolios

      (d)           Management                                        Management of the Trust and
                                                                      Funds or Portfolios

      (e)                 *                                           Not Applicable

                                      -iv-

Item Number
 Form N-1A,                                                           Statement of Additional
   Part B           Prospectus Caption                                Information Caption
-----------         ------------------                                -----------------------

      (f)           How to Buy, Sell and Exchange Shares              Management of the Trust and
                    (How to Purchase, Redeem and Exchange Shares);    Funds or Portfolios
                    Other Information Concerning the Fund

      (g)                 *                                           Not Applicable

      (h)                 *                                           Management of the Trust and
                                                                      Funds or Portfolios;
                                                                      Independent Accountants

      (i)                 *                                           Not Applicable

    17              Investment Policies                               Investment Policies and Restrictions

    18(a)           Other Information Concerning the Fund;            General Information
                    How to Buy, Sell and Exchange Shares
                    (How to Purchase, Redeem and Exchange
                    Shares)

      (b)                 *                                           Not Applicable

    19(a)           How to Buy, Sell and Exchange Shares              Purchases, Redemptions and Exchanges
                    (How to Purchase, Redeem and Exchange
                    Shares)


      (b)           How the Fund Values its Shares; How to            Determination of Net Asset Value
                    Buy, Sell and Exchange Shares (How to
                    Purchase, Redeem and Exchange Shares)


      (c)                 *                                           Purchases, Redemptions and Exchanges

    20              How Distributions are Made; Tax Information       Tax Matters

    21(a)                 *                                           Management of the Trust and Funds
                                                                      or Portfolios

      (b)                 *                                           Management of the Trust and Funds
                                                                      or Portfolios

      (c)                 *                                           Not Applicable

    22                    *                                           Performance Information

    23                    *                                           Not Applicable

                                EXPLANATORY NOTE

     Prospectuses for Class A and Class B Shares of Vista Balanced Fund, Vista Bond Fund, Vista Capital Growth Fund, Vista Equity Income Fund, Vista European Fund, Vista Growth and Income Fund, Vista International Equity Fund, Vista Japan Fund, Vista Large Cap Equity Fund, Vista Small Cap Equity Fund, Vista Southeast Asian Fund and Vista U.S. Treasury Income Fund, the Prospectuses for Class A Shares of Vista Short-Term Bond Fund, Vista U.S. Government Securities Fund and Vista U.S. Treasury Income Fund, the Prospectus for Shares of Vista American Value Fund, and the Prospectuses for Institutional Shares of Vista Bond Fund, Vista Capital Growth Fund, Vista Growth and Income Fund, Vista Large Cap Equity Fund, Vista Small Cap Equity Fund, Vista Short-Term Bond Fund and Vista U.S. Government Securities Fund are incorporated by reference to Amendment No. 41 to the Registration Statement on Form N-1A of the Registrant filed on February 28, 1997.

     The Prospectus for Shares of Vista Select Growth and Income Fund is incorporated by reference to Amendment No. 38 to the Registration Statement on Form N-1A of the Registrant filed on October 16, 1996.

     The Prospectus for shares of Vista Small Cap Opportunities Fund is incorporated by reference to Amendment No. 43 to the Registration Statement on Form N-1A of the Registrant filed on May 13, 1997.

     The Prospectus Supplement for Class A and Class B Shares of Vista Large Cap Equity Fund and Institutional Shares of Vista Large Cap Equity Fund are incorporated by reference to the Registrant's filing of a definitive copy under Rule 497(e) of the Securities Act of 1933, as amended (the "Securities Act").

     The Prospectus Supplement for Class A and Class B Shares of the Vista Bond Fund and the Institutional Shares of the Vista Bond Fond are incorporated by reference to the Registrant's filing of a definitive copy under Rule 497(e) of the Securities Act.

     The Statement of Additional Information for Vista U.S. Treasury Income Fund, Vista Balanced Fund, Vista Equity Income Fund, Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Large Cap Equity Fund, Vista Bond Fund, Vista Short-Term Bond Fund, Vista Small Cap Equity Fund, Vista Government Securities Fund, Vista American Value Fund, Vista Small Cap Opportunities Fund and Vista Select Growth and Income Fund is incorporated by reference to Amendment No. 43 to the Registration Statement on Form N-1A of the Registrant filed on May 13, 1997.

     The Statement of Additional Information for Vista European Fund, Vista International Equity Fund, Vista Japan Fund and Vista Southeast Asian Fund is incorporated by reference to Amendment No. 41 to the Registration Statement on Form N-1A of the Registrant filed on February 28, 1997.

     The Statement of Additional Information for Vista Select Growth and Income Fund is incorporated by reference to Amendment No. 38 to the Registration Statementon Form N-1A of the Registrant filed on October 16, 1996.

                                  [VISTA LOGO]

                                   PROSPECTUS
                      VISTA(SM) LATIN AMERICAN EQUITY FUND

                              CLASS A AND B SHARES



                       -----------------------------------
                       INVESTMENT STRATEGY: CAPITAL GROWTH
                       -----------------------------------

December __, 1997

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December __, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                          TABLE OF CONTENTS



Expense Summary ...............................................................  4
 The expenses you might pay on your Fund investment, including examples

Financial Highlights ..........................................................  6
 How the Fund has performed

Fund Objective ................................................................  8

Investment Approach ...........................................................  8
 The kinds of securities in which the Vista Latin America Fund invests

Other Investment Practices .................................................... 10
 The investment techniques and risks of the Fund

Management .................................................................... 16
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund

About Your Investment ......................................................... 17
 Choosing a share class

How to Buy, Sell and Exchange Shares .......................................... 18

How the Fund Values Its Shares ................................................ 25

How Distributions Are Made; Tax Information ................................... 25
 How the Fund distributes its earnings, and the taxes related to those earnings

Other Information Concerning the Fund ......................................... 26
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information ....................................................... 29
 How performance is determined, stated and/or advertised

Make the Most of Your Vista Privileges ........................................ 31

                                EXPENSE SUMMARY
                                ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on estimated expenses for the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                                                        Class A      ClassB
                                                                         Shares     Shares
                                                                        -------     -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price) ...................................................    4.75%       None
Maximum Deferred Sales Charge (as a percentage of the lower of
  original purchase price or redemption proceeds)* ..................    None        5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after estimated waivers)** .................    0.00%       0.00%
12b-1 Fee*** ........................................................    0.25%       0.75%
Shareholder Servicing Fee ...........................................    0.00%**     0.25%
Other Expenses (after estimated waivers and reimbursements)** .......    1.50%       1.50%
                                                                        -------     -------
Total Fund Operating Expenses
  (after waivers of fees and expense reimbursements)** ..............    1.75%       2.50%
                                                                        =======     =======


EXAMPLES
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return:   1 Year     3 Years
                                                 --------   ---------
Class A Shares+ ..............................     $   64     $   100
Class B Shares:
 Assuming complete redemption at the end of
   the period++ ..............................     $   77     $   110
 Assuming no redemptions .....................     $   25     $    78


  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."
  ** Reflects current fee waiver and expense reimbursement arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such arrangements, the Investment Advisory Fee and Other Expenses would be 1.00%, and 1.65% respectively, for Class A and Class B shares, the Shareholder Servicing Fee for Class A shares would be 0.25% and Total Fund Operating Expenses would be 3.15% and 3.65% for Class A and Class B shares, respectively.
 *** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and Class B shareholders of the Funds, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

   +    Assumes deduction at the time of purchase of the maximum sales charge.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with investments in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

FUND OBJECTIVE
--------------

The Fund seeks total return from long-term capital growth. The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its objective.


INVESTMENT APPROACH
-------------------

The Fund will invest principally in a broad portfolio of equity securities of foreign companies located in countries throughout Latin America. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Latin American issuers.

The Fund's advisers seek to identify those countries and industries throughout Latin America where economic and political factors are likely to produce above-average growth rates. The Fund's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Emphasis will be placed on companies in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, but the Fund may also invest in companies in other countries in Latin America, which, for purposes of this prospectus, includes Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund may invest heavily in countries which comprise a substantial portion of the total Latin American market capitalization.

The Fund is classified as a "non-diversified" fund under federal securities law.


WHO MAY WANT TO INVEST

Vista Latin American Equity Fund may be most suitable for investors who . . . [bullet] Are seeking long-term growth of capital
[bullet] Are investing for goals several years away
[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume market risk and the risk of investing internationally

The Fund may NOT be appropriate for investors who are unable to tolerate frequent up and down price changes and the potential instability of foreign markets; who are investing for short-term goals or who are in need of current income.


INVESTMENT POLICIES
Instead of investing directly in underlying securities, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

The equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks and warrants to purchase common stocks. Investments will be selected based on their potential for capital growth.

For purposes of the investment policies described above, a security is deemed to be issued by an issuer of Latin America if (i) the principal trading market for the security is in Latin America, (ii) the issuer is organized under the laws of a jurisdiction of Latin America or (iii) the issuer derives at least 50 percent of its revenues or profits from Latin America or has at least 50 percent of its assets situated in Latin America.

The Fund's advisers will allocate the Fund's investments among securities denominated in the U.S. dollar, other major reserve currencies and currencies of Latin American countries in which the Fund is permitted to invest. The advisers may adjust the Fund's exposure to each such currency based on their perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the advisers' assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Fund's advisers in determining the degree of emphasis placed upon a particular type of security, industry sector, country or currency within the Fund's portfolio. Securities purchased by the Fund may be denominated in a currency other than that of the country in which the issuer is domiciled. The Fund is not limited as to the amount of its assets that may be invested in any one country; however, it will attempt to allocate investments among a wide range of industries and companies. The Fund will place primary emphasis on equity and equity-related securities but may also invest in any type of debt security and various derivative securities if the advisers believe that doing so may result in capital growth. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. dollar, or invest more than 25% of its respective net assets in debt securities issued by a single foreign government or supranational organization. Because certain companies represent a significant portion of the total market capitalization of the country or countries in which they operate, the Fund may invest a significant proportion of its assets in these companies.

The Fund's advisers will review economic and political events in the countries in which the Fund is invested on an ongoing basis.

The Fund may invest in securities of companies of various sizes, including smaller companies whose securities may be more volatile and less liquid than securities of larger companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, the Fund may invest in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may, for defensive purposes and in periods in which it is believed that investment returns may be greater or volatility may be less, invest more heavily in debt securities issued in various currencies by companies, governments and supranational entities located in Latin America, and less than 65% of its net assets in the equity securities in which it normally invests. For temporary defensive purposes, the Fund's assets may be invested in short-term debt instruments, including high quality money market instruments and securities issued or guaranteed by the government of any member country of the Organization for Economic Cooperation and Development or its agencies or instrumentalities. At times when its advisers deem it advisable to limit the Fund's exposure to the equity markets in which it ordinarily invests, the Fund may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments).To the extent that the Fund departs from its investment policies during such periods, its investment objective may not be achieved.

For a discussion of certain risks associated with an investment in the Fund, see "Risk Factors" and "Other Investment Practices" below.


OTHER INVESTMENT
PRACTICES
---------
     `
The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

DEBT SECURITIES. The Fund may invest in investment grade debt securities, and may invest up to 5% of the value of its net assets in non-investment grade debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality. Debt securities which do not satisfy these standards are considered by the Fund to be non-investment grade and involve greater risks than investment grade securities. See "Risk Factors" below.

DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

SUPRANATIONAL OBLIGATIONS. The Fund may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank.

BRADY BONDS AND EMERGING MARKET GOVERNMENT OBLIGATIONS. The Fund's debt securities may include certain Latin American governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," a program for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds have only been issued relatively recently and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in Latin American governmental obligations which may be issued as a result of other debt restructuring agreements. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a significant discount and, accordingly, may exhibit volatility.

STRUCTURED PRODUCTS. The Fund may invest in structured products, which are interests in entities organized solely for the purpose of restructuring the investment characteristics of certain other investments. These investments are deposited with or purchased by the entities, which then issue securities (the structured products) backed by, or representing interests in, the underlying investments. The cash flow on the underlying investments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions, and the extent of the payments made with respect to structured investments depends on the amount of the cash flow on the underlying investments. Structured products are subject to the risks associated with the underlying market or security, and may be subject to greater volatility than direct investments in the underlying market or security.

INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

LOAN PARTICIPATIONS. The Fund may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. When investing in a participation, the Fund will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Fund may be subject to the credit risk of both the borrower and the lender. Loan participations may be illiquid.

OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

STRIPS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS." The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency and interest rate contracts; and (iv) purchase and sell structured products, as described above.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."


LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees) or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
The net asset value of the shares of the Fund will fluctuate based on the value of the securities in the Fund's portfolio. As the Fund invests primarily in equity securities of companies outside the U.S., an investment in its shares involves a higher degree of risk than an investment in a U.S. equity fund. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors.

Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the United States. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

Since Latin American securities are normally denominated and traded in foreign currencies, the values of the Fund's Latin American investments may be influenced by currency exchange rates and exchange control regulations. Some of the currencies of Latin American countries have experienced steady devaluations relative to the United States dollar, and major adjustments have been made in certain of these currencies periodically. Some Latin American countries may also have managed currencies, which are not free floating against the United States dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Fund's Latin American currency risk through hedging. Devaluations in the currencies in which the Fund's portfolio securities are denominated will adversely affect the Fund's net asset value.

There may be less information publicly available about Latin American issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Latin American securities markets are smaller, less liquid and have more limited trading volume than those in the United States. Such factors could cause the prices of Latin American securities to be erratic for reasons apart from factors that affect the quality of securities.

Most Latin American countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (which may include the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Latin American settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad. This factor could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse impact on the net asset value of the Fund's shares.

It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of the Fund's investments in certain Latin American countries.

Certain national policies may impede the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. For example, the Fund currently does not intend to invest directly in Chile due to certain restrictions and deposit requirements imposed on foreign investors. Additionally, special tax considerations will apply to foreign securities, such as the imposition of withholding taxes, and there may be an absence of developed legal structures governing private or foreign investment and private property.

Although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain countries, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Some of the Latin American equity securities in which the Fund may invest may be issued by smaller companies. The securities of smaller companies, whether Latin American or domestic, often trade less frequently and in lower volume than securities of larger, more established companies. Consequently, price changes may be more abrupt or erratic. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

Securities rated in the lowest investment grade category lack certain investment characteristics and may have speculative characteristics. Non-investment grade debt securities, commonly referred to as "junk bonds," involve greater risks than investment grade securities (including risks relating to default or bankruptcy of the issuer) and are regarded as speculative in nature.

Because the Fund is "non-diversified," the value of its shares may be more susceptible to developments affecting the specific companies whose securities are owned by the Fund.

For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" above.


MANAGEMENT
----------

THE FUND'S ADVISERS
The Chase Manhattan Bank ("Chase") is the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 1.00% of the Fund's average daily net assets. Chase is located at

270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGERS. Wayne Perkins, a Vice President of Chase, has been responsible for the management of Vista Latin American Equity Fund since its inception. Mr. Perkins is responsible for investment management and equity research in the Latin American region. Mr. Perkins joined Chase in 1976.


ABOUT YOUR INVESTMENT
---------------------
CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES
-------------------

HOW TO BUY SHARES
You can open a Fund account with as little as $2,500 for regular accounts or $1,000 for IRAs, SEP-IRAs and the Systematic Investment Plan. Additional investments can be made at any time with as little as $100. Holders of omnibus accounts with the Fund may set their own minimum amounts for investment through such accounts. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Vista Service Center. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

Shares are purchased at the public offering price, which is based on the net asset value next determined after the Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                 Class A Shares
                                 --------------

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                                     Amount of
                                           Sales charge as a       sales charge
                                             percentage of:        reallowed to
                                       ------------------------    dealers as a
        Amount of transaction at       Offering     Net amount    percentage of
             offering price($)          price        invested     offering price
--------------------------------------------------------------------------------
Under 100,000 ......................     4.75          4.99           4.00
100,000 but under 250,000 ..........     3.75          3.90           3.25
250,000 but under 500,000 ..........     2.50          2.56           2.25
500,000 but under 1,000,000 ........     2.00          2.04           1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases of shares of a Fund. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

Year      1      2      3      4      5      6      7     8+
------------------------------------------------------------
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL
You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Vista and non-Vista mutual funds. With Board of Trustee approval, the money that is invested in Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the Fund's current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Vista Family of Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Vista Family of Funds.

No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan, where a portion of the plan was invested in the Vista Family of Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the particular Fund, the Fund's distributor or the Vista Service Center.

Shareholders of record of any Vista Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Vista Fund, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 with respect to the applicable Fund at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Vista Funds.

Shareholders of other Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Vista Service Center for details.

DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL. You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event a Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Vista Funds at net asset value beginning 15 days after purchase. Not all Vista Funds offer all classes of shares. The prospectus of the other Vista Fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Vista money market funds (other than the Class B shares of the Vista Prime Money Market Fund in the case of Class B shares) will be treated as a redemption--and therefore subject to the conditions of the CDSC--and a subsequent purchase. Class B shares of any Vista non-money market fund may be exchanged into the Class B shares of the Vista Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Vista Service Center for prospectuses of other Vista Funds. Shares of certain Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.


HOW THE FUNDS
VALUE THEIR SHARES
------------------

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.


HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least semi-annually and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options:
(1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Vista Fund without a sales charge. If the Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. Distributions by the Fund other than net long-term capital gains will be taxable to you as ordinary income. Distributions of net capital gain will be taxable as such, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Since more than 50% of the value of the total assets of the Fund at the close of its taxable year is anticipated to be stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).

OTHER INFORMATION
CONCERNING THE FUNDS
--------------------
DISTRIBUTION PLANS
The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A and Class B shares invested in a Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Vista Family of

Funds, and activities intended to promote the Fund's Class A and Class B shares may also benefit the Fund's other shares and other Vista Funds.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A or Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Vista Family of Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR AND
SUB-ADMINISTRATOR
Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at 101 Park Avenue, New York, New York 10178.

CUSTODIAN
Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES
The Fund pays the expenses incurred in its operations, including the Fund's pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the

Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                    MAKE THE MOST OF YOUR VISTA PRIVILEGES
                    --------------------------------------

The following services are available to you as a Vista mutual fund shareholder.

[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.
[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.
[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Vista account to another on a regular, prearranged basis. There is no additional charge for this service.
[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Vista Funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.
[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders of the Fund who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

Vista Family of Mutual Funds & Retirement Products

VISTA INTERNATIONAL EQUITY FUNDS
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund
Latin American Equity Fund

VISTA U.S. EQUITY FUNDS
Small Cap Opportunities Fund
Small Cap Equity Fund (closed to new investors)
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Balanced Fund
Equity Income Fund

VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares(3)
New Jersey Daily Municipal Income Fund Select Shares(3)
Tax Free Money Market Fund
California Tax Free Money Market Fund

VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage


For complete information on the Vista Mutual Funds or Retirement Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.

(1)Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.
(2)An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
(3)Vista Select Shares of these funds are not a part of, or affiliated with, the Vista Family of Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.
(4)The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.

VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


[VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392



                                                                     VEJA-1-297X

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               December __, 1997


                      VISTA(SM) LATIN AMERICAN EQUITY FUND

                    101 Park Avenue, New York, New York 10178


     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of Vista Latin American Equity Fund (the "Fund"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Fund's distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:


1-800-34-VISTA
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141



                                                                       INTL-SAI

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Table of Contents                                                           Page
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The Fund ..................................................................  3
Investment Policies and Restrictions ......................................  3
Performance Information ...................................................  21
Determination of Net Asset Value ..........................................  23
Purchases, Redemptions and Exchanges ......................................  24
Tax Matters ...............................................................  26
Management ................................................................  33
Independent Accountants ...................................................  42
Certain Regulatory Matters ................................................  42
General Information .......................................................  43
Appendix A--Description of Certain Obligations Issued or Guaranteed
 by U.S. Government Agencies or Instrumentalities .........................  A-1
Appendix B--Description of Ratings ........................................  B-1

                                   THE FUND

     Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 18 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are referred to in this Statement of Additional Information as the "Shares."

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the administrator of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers to the Funds.

                     INVESTMENT POLICIES AND RESTRICTIONS
                              Investment Policies

     The Prospectus sets forth the various investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, if the Fund invests in such securities it would normally hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Supranational Obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Loan Participations. The Fund may invest in loan participations. The Fund may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in participations that are illiquid, and in other illiquid securities.

     Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from date of issuance. The following Latin American countries have issued Brady
Bonds: Argentina, Brazil, Costa Rica, the Dominican Republic, Ecuador, Mexico, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments and (iv) any uncollateralized repayment of principal at maturity. The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

     Repurchase Agreements. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 102% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

     Forward Commitments. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's or Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

     To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

     Stand-By Commitments. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

     Securities Loans. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

       Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

     The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

     The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current Prospectus as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Risks of Derivative and Related Transactions Outside the United
States. When conducted outside the United States, derivative and related transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.

     Options on Securities, Securities Indexes, Currencies and Debt Instruments. The Fund may PURCHASE, SELL or EXERCISE call and put options on: securities; securities indexes; currencies; or debt instruments.

     Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts ("futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Fund may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

     The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

     Structured Products. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

     The Fund's ability to engage in the transactions described herein may be limited by the current federal income tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                            Investment Restrictions

     The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

          (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

          (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

          (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

          (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

          (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

          (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

          (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

          (2) The Fund may not purchase or sell interests in oil, gas or mineral leases.

          (3) The Fund may not invest more than 15% of its net assets in illiquid securities.

          (4) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (5) Except as specified above, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

          (6) The value of the Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

          (7) The Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

          (8) The Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     It is the Trust's position that proprietary strips, such as CATS and TIGRS, are United States Government securities. However, the Trust has been advised that the staff of the Securities and Exchange Commission's Division of Investment Management does not consider these to be United States Government securities, as defined under the Investment Company Act of 1940, as amended.

     For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     With respect to the Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of the Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

     If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             Special Considerations

     Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

     The securities market of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in may respects less stringent than United States standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of United States issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the secu-rities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The Fund invests in securities denominated in currencies of Latin American countries. Accordingly, changes in the value of these currencies against the United States dollar will result in corresponding changes in the United States dollar value of the Fund's assets denominated in those currencies.

     Some Latin American countries also may have managed currencies, which are not free floating against the United States dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the United States dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

     The economies of individual Latin American countries may differ favorably or unfavorably from the United States economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960's and 1970's, but slowed dramatically (and in some instances was negative) in the 1980's as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly rescheduled. Political turmoil, high inflation, capital repatriation restrictions, and nationalization have further exacerbated conditions.

     Governments of many Latin American countries have exercised and continue to exercise substantial influence over may aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect the Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as the North American Free Trade Agreement ("NAFTA"), privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Latin American equity markets can be extremely volatile and in the past have shown little correlation with the United States market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

     Lower Rated Securities. The Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. The Fund may invest in debt securities rated as low as B- by Moody's or S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

     The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Fund's advisers will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund will rely on the its advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Fund's advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's portfolio has been changed, the Fund's advisers will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

     The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund's advisers anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Fund's advisers will review carefully the credit and other characteristics pertinent to such new issues.

     The Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Tax Matters."

                Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to the Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

     For the fiscal year ending October 31, 1998, the annual rate of portfolio turnover for the Fund is not expected to exceed 100%.

     Under the advisory agreement and the sub-advisory agreement, the adviser and sub-adviser shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser and sub-adviser consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-adviser are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser and sub-adviser. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreemeet and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-adviser, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-adviser report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's or sub-adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-adviser in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-adviser, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for the Fund as well as one or more of the adviser's or sub-adviser's other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and one or more other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

     No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                            PERFORMANCE INFORMATION

     From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

     The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     The Fund will present performance information for each class thereof since the commencement of operations of the Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund will therefore be based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information will be based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and will not be restated, for periods during which the performance information for a particular class will be based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

     Advertisements for the Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                             Total Rate of Return

     The Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

                               Yield Quotations

     Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                     Non-Standardized Performance Results*
                           (including sales charges)

     The Fund may include in advertisements or other communications the net change in the value of an assumed initial investment of $10,000 in the Fund (excluding the effects of any applicable sales charges) for the period from the commencement date of business for the Fund, with values reflecting an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Fund may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Fund in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Fund with those published for other investment companies and other investment vehicles.

                       DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days on which the investor has no access to the Fund.

     Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity).

Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                     PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Vista fund excluding any Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of Fund at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution form an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                                  TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                Qualification as a Regulated Investment Company

     The Fund will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without a deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement") and, for taxable years beginning on or before August 5, 1997, (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). The Short Short-Short Gain Test has been repealed for taxable years beginning after August 5, 1997.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256, will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income, a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of
Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction; and (2) the capitalized interest on acquisition indebtedness under Code Section 263 (g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed to the Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

     Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of to such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the entire taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

     The Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Under Treasury Regulations, in general, the net income or deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (gen-erally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor or collar shall be recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based under an alternative method contained in the proposed regulations.

     Under recently enacted legislation, the Fund must generally recognize gain (but not loss) upon entering into a "constructive sale" of an appreciated financial position. A constructive sale of an appreciated financial position is generally: (1) a short sale of, (2) an offsetting notional principal contract with respect to, or (3) a forward or futures contract to deliver, the same or substantially identical property. In the case of such a transaction, the Fund will be treated as having entered into the constructive sale when it acquires the related long position. To the extent provided in regulations, a constructive sale will occur if the Fund enters into one or more transactions that have substantially the same effect as the above-described transactions. The legislation contains certain exceptions from constructive sale treatment, including an exception for any position which is marked-to-market under any other provision of the Code. When a constructive sale occurs, the Fund will recognize gain as if the position were sold at its fair market value on the date of the constructive sale and immediately repurchased. The basis of the property is adjusted and a new holding period begins on the date of the constructive sale. Constructive sale treatment does not apply to a transaction that is closed within 30 days after the end of the taxable year during which the transaction is entered into. However, if the transaction is closed during the last 90 days of this period, then the exception will only apply if the Fund holds the appreciated financial position (without reducing the risk of loss with respect thereto) throughout the 60-day period following the closing of the transaction.

     If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued by or guaranteed by agencies and instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government Securities.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                 Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                              Fund Distributions

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Fund.

     Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Under recently enacted legislation, the maximum rate of tax on long-term capital gains of individuals will generally be reduced from 28% to 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized after July 28, 1997 with respect to capital assets held for more than 18 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%. Under a literal reading of the legislation, capital gain dividends paid by a regulated investment company would not appear eligible for the reduced capital gain rates. However, the legislation authorizes the Treasury Department to promulgate regulations that would apply the new rates to capital gain dividends paid by a regulated investment company.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net realized capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Net investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimun period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. The Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

     The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                         Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

     If a shareholder (1) incurs a sales load in acquiring shares of the Fund,
(2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

                             Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

            Effect of Future Legislation; Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                      MANAGEMENT OF THE TRUST AND THE FUND

                              Trustees and Officers

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 65. Address: 202 June Road, Stamford, CT 06903.

     Richard E. Ten Haken--Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 63. Address: 4 Barnfield Road, Pittsford, NY 14534.

     William J. Armstrong--Trustee. Vice President and Treasurer,
Ingersoll-Rand Company. Age: 55. Address: 49 Aspen Way, Upper Saddle River, NJ 07458.

     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 68. Address: 322 Main Street, Lakeville, CT 06039.

     Joseph J. Harkins--Trustee. Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 65. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

     *H. Richard Vartabedian--Trustee and President of the Trust. Consultant, Republic Bank of New York; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 61. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 64. Address: 108 Valley Road, Cos Cob, CT 06807.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 66. Address: 80 Perkins Road, Greenwich, CT 06830.

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 70.
Address: 96 Holden Hill Road, Weston, VT 05161.

     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc., (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 65. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 70. Address:
624 East 45th Street, Savannah, GA 31405

     *Leonard M. Spalding, Jr.--Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; Chief Investment Executive of The Chase Manhattan Private Bank. Age: 62. Address: 2025 Lincoln Park Road, Springfield, KY 40069.

     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 46. Address:
Chase Mutual Funds Corp., 101 Park Avenue, Suite 15, New York, New York 10178.

     Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

     W. Anthony Turner--Secretary. Senior Vice President and Regional Client Executive, BISYS Fund Services; formerly, Senior Vice President, First Union Brokerage Services, Inc. and Senior Vice President, NationsBank. Age: 36.
Address: 125 West 55th Street, New York, NY 10019.
----------
* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins, Reid and Vartabedian. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1996.

     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian, Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust,Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio and New Growth Opportunities Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").

           Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 1996 for each Trustee of the Trust:


                                          Pension or               Total
                                          Retirement            Compensation
                                       Benefits Accrued             from
                                      as Fund Expenses(1)     "Fund Complex"(2)
                                      -------------------     -----------------
Fergus Reid, III, Trustee                    $7,511                $90,000
Richard E. Ten Haken, Trustee                 4,222                 58,500
William J. Armstrong, Trustee                 4,735                 58,500
John R.H. Blum, Trustee                       5,445                 60,000
Joseph J. Harkins, Trustee                    6,139                 60,000
H. Richard Vartabedian, Trustee               5,525                 90,000
Stuart W. Cragin, Jr., Trustee                3,977                 60,000
Irving L. Thode, Trustee                      4,728                 60,000
W. Perry Neff, Trustee                           --                 43,500
Ronald R. Eppley, Jr., Trustee                   --                 43,500
W.D. MacCallan, Trustee                          --                 42,000
Leonard M. Spalding, Jr., Trustee                --                     --
Sarah E. Jones, Trustee                          --                     --

----------
(1) Data reflects accruals for all portfolios of the Trust.

(2) Data reflects total compensation earned during the period January 1, 1996 to December 31, 1996 for service as a Trustee to all Funds advised by the adviser.

               Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to (i) the sum of 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 1996, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, Thode, Neff, Eppley, MacCallan and Spalding and for Ms. Jones are 12, 12, 9, 12, 6, 5, 4, 4, 12, 8, 7, 0 and 0, respectively.

                  Highest Annual Compensation Paid by Allta Funds
             -----------------------------------------------------------
             $60,000     $70,000     $80,000     $90,000     $100,000
 Years of
 Service             Estimated Annual Benefits Upon Retirement
 --------    -----------------------------------------------------------
    14       $57,600     $67,200     $76,800     $86,400     $ 96,000
    12        52,800      61,600      70,400      79,200       88,000
    10        48,000      56,000      64,000      72,000       80,000
     8        38,400      44,800      51,200      57,600       64,000
     6        28,800      33,600      38,400      43,200       48,000
     4        19,200      22,400      25,600      28,800       32,000

     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

     Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 1996 calendar year and as of October 31, 1996 they had contributed $17,400, $45,000 and $67,500, respectively.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     As of December 1, 1996, the Trustees and officers as a group owned no outstanding shares of any Funds.

                            Adviser and Sub-Adviser

     Chase acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, Chase provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Fund investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Fund, under the sub-advisory agreement CAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.

     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase.

     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive, with respect to the Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the Prospectus.

                                  Administrator

     Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

     In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year . Chase may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.

                              Distribution Plans

     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectus, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of the Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.

     Class B shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.


     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified

Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                 Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares of the Fund. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

     The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of the Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

          Shareholder Servicing Agents, Transfer Agent and Custodian

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of the Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Funds. Chase is located at 3 Metro- tech Center, Brooklyn, NY 11245. Investors Bank and Trust Co., One First Canadian Place, Toronto, Canada M5X 1C8, provides similar services for the International Equity Portfolio.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Banking laws, including the Glass-Steagall Act as currently interpreted, prohibit bank holding companies and their affiliates from sponsoring, organizing, controlling, or distributing shares of, mutual funds, and generally prohibit banks from issuing, underwriting, selling or distributing securities. These laws do not prohibit banks or their affiliates from acting as investment adviser, administrator or custodian to mutual funds or from purchasing mutual fund shares as agent for a customer. Chase and the Trust believe that Chase (including its affiliates) may perform the services to be performed by it as described in the Prospectus and this Statement of Additional Information without violating such laws. If future changes in these laws or interpretations required Chase to alter or discontinue any of these services, it is expected that the Board of Trustees would recommend alternative arrangements and that investors would not suffer adverse financial consequences. State securities laws may differ from the interpretations of banking law described above and banks may be required to register as dealers pursuant to state law.

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                              GENERAL INFORMATION

             Description of Shares, Voting Rights and Liabilities

     Mutual Fund Group is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. Because the Trust is "non-diversified", more than 5% of the assets of certain Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund.

     The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     Certain Funds offer Class A and Class B shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

     The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               Principal Holders

     As of September 1, 1997 no person owned of record 5% or more of the outstanding shares of any class of the Fund.

              Specimen Computations of Offering Prices Per Share

                        The Latin American Equity Fund


A Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest
 at an assumed net asset value of $10.00 per share                        $10.00

Maximum Offering Price per Share (an assumed net asset value of
 $10.00 per share divided by .9525)
 (reduced on purchases of $100,000 or more)                               $10.50

B Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest
 at an assumed net asset value of $10.00 per share                        $10.00

                                  APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                             OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                  APPENDIX B

                            DESCRIPTION OF RATINGS


A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds rated BB by Fitch are considered speculative. The obligor's ability to pay interest or dividends and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B--Bonds rated B by Fitch are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds rated CCC by Fitch have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds rated CC by Fitch are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds rated C by Fitch are in imminent default in payment of interest or principal.

DDD, DD, and D--Bonds rated DDD, DD or D by Fitch are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities, and D represents the lowest potential for recovery.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

F-5--Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D--Issues assigned this rating are in actual or imminent payment default.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

                                     PART C









                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits



     (a)    Financial statements


                 In Part A:       Financial Highlights

                 In Part B:       Financial Statements and the Reports
                                  thereon for the Funds filed herein are
                                  incorporated by reference into Part B
                                  as part of the 1996 Annual Reports to
                                  Shareholders for such Funds as filed with the Securities and Exchange Commission by Mutual
                                  Fund Group on Form N-30D on January 3, 1997, accession number 0000950123-97-000025, which are incorporated into Part B by reference.


                 In Part C:       None.

     (b)    Exhibits:

Exhibit
Number
-------
1(a)        Declaration of Trust, as amended. (1)
1(b)        Certificate of Amendment to Declaration of Trust dated December 14,
            1995.(12)
1(c)        Certificate of Amendment to Declaration of Trust dated October 19,
            1995.(12)
1(d)        Certificate of Amendment to Declaration of Trust dated July 25,
            1993.(12)
2           By-laws, as amended. (1)
3           None.
4           Specimen share certificate. (1)
5(e)        Form of Proposed Investment Advisory Agreement.(12)
5(f)        Form of Proposed Sub-Advisory Agreement between The Chase Manhattan
            Bank and Chase Asset Management, Inc.(12)
5(g)        Form of Administration Agreement.(12)
5(h)        Form of Proposed Investment Subadvisory Agreement between The Chase
            Manhattan Bank and Van Deventer & Hoch(12).
6(b)        Distribution and Sub-Administration Agreement dated August 21,
            1995.(12)
7(a)        Retirement Plan for Eligible Trustees.(12)
7(b)        Deferred Compensation Plan for Eligible Trustees.(12)
8(a)        Custodian Agreement. (1)
8(b)        Sub-Custodian Agreement. (1)
9(a)        Transfer Agency Agreement. (1)
9(b)        Administrative Services Plan. (1)
9(c)        Shareholder Servicing Agreement of Vista Mutual Funds. (1)
9(d)        Form of Shareholder Servicing Agreement of Vista Premier Funds.(1)
9(e)        Form of Shareholder Servicing Agreement. (12)

9(f)        Agreement and Plan of Reorganization and Liquidation.(12)
10          Opinion re: Legality of Securities being Registered.(1)
11          Consent of Price Waterhouse LLP.(13)

12          None.
13          Not Applicable


14          None.
15(a)       Rule 12b-1 Distribution Plan of Vista Mutual Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(b)       Rule 12b-1 Distribution Plan of Vista Premier Funds including
            Selected Dealer Agreement and Shareholder Service Agreement. (1)
15(c)       Rule 12b-1 Distribution Plan for each of Vista Bond Fund, Vista
            Short-Term Bond Fund, Vista Equity Fund and Vista U.S. Government
            Money Market Fund including Selected Dealer Agreement and
            Shareholder Service Agreement.(3)
15(d)       Form of Rule 12b-1 Distribution Plan for Class B shares of the Vista
            Prime Money Market Fund.(8)
15(e)       Form of Rule 12b-1 Distribution Plan for Vista Asian Oceanic Shares
            Fund, Vista Japan Pacific Shares Fund, Vista U.S. Government
            Securities Fund and Vista European Shares Fund.(8)
15(f)       Form of Rule 12b-1 Distribution Plan for Vista Small Cap Equity
            Fund.(9)
15(g)       Proposed Rule 12b-1 Distribution Plan - Class A Shares - Vista
            American Value Fund (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement).(12)
15(h)       Rule 12b-1 Distribution Plan - Class B Shares (including forms of
            Selected Dealer Agreement and Shareholder Servicing Agreement).(12)
16          Schedule for Computation for Each Performance Quotation.(11)
17          Financial Data Schedule.(13)
18          Form of Rule 18f-3 Multi-Class Plan.(12)

--------------------
(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.
(2) Filed as an exhibit to Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on June 8, 1992 to register shares of the Vista Balanced Fund and IEEE Spectrum Fund series of the Trust.
(3) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.
(4) Filed as an exhibit to Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1992.
(5) Filed as an exhibit to Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1993.
(6) Filed as an exhibit to Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 30, 1993.
(7) Filed as an exhibit to Amendment No. 24 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 10, 1994.
(8) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.
(9) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.
(10) Filed as an Exhibit to Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on July 19, 1995.
(11) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.
(12) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.
(13) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.



ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities
                                                 Number of Record Holders
Mutual Fund Group                                as of August 31, 1997
-----------------                                -----------------------------
                                                    A        B   Institutional
                                                  Shares  Shares    Shares
                                                  ------  ------ -------------
VISTA U.S. Treasury Income Fund                   2,307     680       n/a
VISTA U.S. Government Securities Fund                76     n/a        84
VISTA Balanced Fund                               2,011     951       n/a
VISTA Short-Term Bond Fund                          155     n/a        60
VISTA Bond Fund                                     121      87        57
VISTA Large Cap Equity Fund                         567     286       184
VISTA American Value Fund                           192     n/a       n/a
VISTA Equity Income Fund                          1,654     843       n/a
VISTA Small Cap Equity Fund                       8,824   7,416        11
VISTA Growth and Income Fund                     69,365  25,549         8
VISTA Capital Growth Fund                        35,021  24,784        12
VISTA International Equity Fund                   2,126   1,194       n/a
VISTA Southeast Asian Fund                          429     243       n/a
VISTA European Fund                                 256     217       n/a
VISTA Japan Fund                                    112      98       n/a
VISTA Select Growth and Income Fund                 n/a     n/a      none
VISTA Latin American Equity Fund                   none    none       n/a

ITEM 27.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28(a).  Business and Other Connections of Investment Adviser

             The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

             To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.

                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------

Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.



H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Paul W. MacAvoy                        Director                                 Dean of Yale School of
                                                                                Organization and Management

David T. McLaughlin                    Director                                 President and Chief Executive
                                                                                Officer of The Aspen Institute,
                                                                                Chairman of Standard Fuse
                                                                                Corporation and a Director of each
                                                                                of ARCO Chemical Company and
                                                                                Westinghouse Electric Corporation

Edmund T. Pratt, Jr.                   Director                                 Chairman Emeritus, formerly
                                                                                Chairman and Chief Executive
                                                                                Officer, of Pfizer Inc. and a
                                                                                Director of each of Pfizer, Inc.,
                                                                                Celgene Corp., General Motors
                                                                                Corporation and International Paper
                                                                                Company

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

Donald H. Trautlein                    Director                                 Retired Chairman and
                                                                                Chief Executive Officer
                                                                                of Bethlehem Steel
                                                                                Corporation



James L. Ferguson                      Director                                 Retired Chairman and Chief
                                                                                Executive Officer of General Foods
                                                                                Corporation

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.

David T. Kearns                        Director                                 Retired Chairman and Chief
                                                                                Executive Officer of the Xerox
                                                                                Corporation

Delano E. Lewis                        Director                                 President and Chief Executive
                                                                                Officer of National Public Radio

John H. McArthur                       Director                                 Dean of the Harvard Graduate
                                                                                School of Business Administration

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Michael C. Bergerac                    Director                                 Chairman of the Board and
                                                                                Chief Executive Officer Bergerac & Co., Inc.

Susan V. Berresford                    Director                                 President, The Ford Foundation

Randolph W. Bromery                    Director                                 President, Springfield College; President,
                                                                                Geoscience Engineering Corporation

Charles W. Duncan, Jr.                 Director                                 Private Investor

Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

E. Michael Kruse                       Vice Chairman of the Board

J. Bruce Llewellyn                     Director                                 Chairman of the Board, The Philadelphia
                                                                                Coca-Cola Bottling Company, The Coca-
                                                                                Cola Bottling Company of Wilmington,
                                                                                Inc., Queen City Broadcasting, Inc.

John P. Mascotte                       Director                                 Chairman, The Missouri Corporation of
                                                                                Johnson & Higgins

John F. McGillicuddy                   Director                                 Retired Chairman of the Board and
                                                                                Chief Executive Officer

Edward D. Miller                       Senior Vice Chairman
                                       of the Board

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

Michael I. Sovern                      Director                                 President, Emeritus and Chancellor Kent,
                                                                                Professor of Law, Columbia University

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

W. Bruce Thomas                        Director                                 Private Investor

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Richard D. Wood                        Director                                 Retired Chairman of the Board, Eli Lilly
                                                                                and Company

Item 28(b)

Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              ----------------------------

James Zeigon          Chairman and Director        Director of Chase
                                                   Asset Management
                                                   (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited


Item 28(c)

        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       ----------------------------

Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset Management,
                                           Inc.; Vice President, The Chase
                                           Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 29.  Principal Underwriters


          (a) Vista Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. is the underwriter for Mutual Fund Group, Mutual Fund Trust and Mutual Fund Select Trust.

          (b) The following are the Directors and officers of Vista Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
----------------                    --------------------                                --------------------

Lynn J. Mangum                      Chairman                                             None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                  Director and Exec. Vice President                    None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                   President                                            None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                  Senior Vice President                                None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                        Vice President                                       None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                       Vice President/Compliance                            None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                     Vice President                                       None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                      Vice President                                       None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                   Assistant Secretary                                  None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                         Assistant Secretary                                  None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                      Executive Vice President/COO                         None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                          Vice President/CFO                                   None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                    Vice President                                       None
3435 Stelzer Road
Columbus, OH 43219


          (c) Not applicable

ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                               Address
                  ----                               -------
Vista Fund Distributors, Inc.                        101 Park Avenue,
                                                     New York, NY 10178

DST Systems, Inc.                                    210 W. 10th Street,
                                                     Kansas City, MO 64105

The Chase Manhattan Bank                             270 Park Avenue,
                                                     New York, NY 10017

Chase Asset Mangement, Inc.                          1211 Avenue of the
                                                     Americas,
                                                     New York, NY 10036

Chase Asset Management, Ltd. (London)                Colvile House
                                                     32 Curzon Street
                                                     London, England W1Y8AL

The Chase Manhattan Bank                             One Chase Square,
                                                     Rochester, NY 14363

ITEM 31.  Management Services

          Not applicable

ITEM 32.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.


                  (3) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the date of commencement of investment operations for Vista Small Cap Opportunities Fund.

                  (4) Registrant undertakes to file a post-effective amendment, using reasonably current financial statements which need not be certified, within four to six months from the date of commencement of investment operations for Vista Latin American Equity Fund.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 15th day of September, 1997.

                                                  MUTUAL FUND GROUP



                          By /s/ H. Richard Vartabedian
                             --------------------------
                             H. Richard Vartabedian
                             President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             *                     Chairman and Trustee      September 15, 1997
-------------------------------
    Fergus Reid, III

             *                     Trustee                   September 15, 1997
-------------------------------
    William J. Armstrong

             *                     Trustee                   September 15, 1997
-------------------------------
    John R.H. Blum

             *                     Trustee                   September 15, 1997
-------------------------------
    Joseph J. Harkins

             *                     Trustee                   September 15, 1997
-------------------------------
    Richard E. Ten Haken

             *                     Trustee                   September 15, 1997
-------------------------------
    Stuart W. Cragin, Jr.

             *                     Trustee                   September 15, 1997
-------------------------------
    Irv Thode

/s/ H. Richard Vartabedian         President                 September 15, 1997
_______________________________    and Trustee
    H. Richard Vartabedian

             *
-------------------------------    Trustee                   September 15, 1997
    W. Perry Neff

             *
-------------------------------    Trustee                   September 15, 1997
    Roland R. Eppley, Jr.

             *
-------------------------------    Trustee                   September 15, 1997
    W.D. MacCallan

_______________________________    Trustee                   September 15, 1997
    Leonard M. Spalding, Jr.

_______________________________    Trustee                   September 15, 1997
    Sarah E. Jones

/s/ Martin R. Dean                 Treasurer and             September 15, 1997
_______________________________    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in               September 15, 1997
_______________________________    Fact
    H. Richard Vartabedian